UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2012

THE EMPIRE DISTRICT ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Kansas

(State or other jurisdiction of incorporation)

1-3368	44-0236370
(Commission File Number)	(IRS Employer Identification Number)

602 S. Joplin Avenue, Joplin, Missouri	64801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 625-5100

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.      Entry Into a Material Definitive Agreement.

On October 30, 2012, The Empire District Electric Company (the “Company”) entered into a Bond Purchase Agreement, dated as of October 30, 2012, for a private placement of $30.0 million of 3.73% First Mortgage Bonds due 2033 and $120.0 million of 4.32% First Mortgage Bonds due 2043.  The delayed settlement of all $150.0 million of bonds is anticipated to occur on or about May 30, 2013.  Assuming the settlement occurs on May 30, 2013, the 3.73% First Mortgage Bonds  will mature on May 30, 2033 and the 4.32% First Mortgage Bonds will mature on May 30, 2043, and interest will be payable semi-annually on the bonds on May 30 and November 30, commencing November 30, 2013.

Once issued, the bonds will be prepayable, at the Company’s option, at any time prior to maturity, at par plus a make whole premium, together with accrued and unpaid interest, if any, to the prepayment date.

The terms of the bonds are set forth in the Bond Purchase Agreement, dated as of October 30, 2012, by and among the Company and the purchasers named therein, and will be set forth in the Thirty-Ninth Supplemental Indenture of Mortgage and Deed of Trust to be dated on or about May 30, 2013, by and among the Company and The Bank of New York Mellon Trust Company, N.A., as principal trustee, and UMB Bank & Trust, N.A., as Missouri trustee.

The Company expects to use the proceeds from the sale of the bonds to redeem all $98,000,000 aggregate principal amount of the Company’s Senior Notes, 4.50% Series due 2013 which matures on June 15, 2013, and for general corporate purposes.

The bonds will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Press Release shall not constitute an offer to sell or the solicitation of an offer to buy any security.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bond Purchase Agreement, dated as of October 30, 2012, attached hereto as Exhibit 4.1.

SECTION 2 — FINANCIAL INFORMATION

Item 2.03      Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.      Financial Statements and Exhibits.

(d)           Exhibits

4.1	Bond Purchase Agreement, dated as of October 30, 2012, by and among the Company and the Purchasers named therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

By	/s/ Laurie A. Delano
Name: Laurie A. Delano
Title: Vice President — Finance and Chief Financial Officer

Dated:  November 2, 2012

EXHIBIT INDEX

Exhibit Number	Description
4.1	Bond Purchase Agreement, dated as of October 30, 2012, by and among the Company and the Purchasers named therein.